Exhibit (a)(7)


                         HORIZON GROUP PROPERTIES, INC.
                              LETTER OF TRANSMITTAL
                                  to Accompany
            Shares of Common Stock of Horizon Group Properties, Inc.
                   Tendered Pursuant to the Offer to Purchase
                              Dated October 3, 2003


THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 3, 2003, UNLESS EXTENDED

                            The Information Agent is:

                              GEORGESON SHAREHOLDER

                 Banks and Brokers Call Collect: (212) 440-9800

                    All Others Call Toll Free: (888) 679-2897

                        The Depositary for the Offer is:

                         ALPINE FIDUCIARY SERVICES, INC.


           By Mail:                               By Hand:                      By Overnight Courier:

Alpine Fiduciary Services, Inc.     Alpine Fiduciary Services, Inc.           Apine Fiduciary Services
PO Box 2065                         C/o Securities Transfer and Reporting     c/o Gerogeson Shareholder
South Hackensack, NJ 07606-9974     Services, Inc.                            219 Murray Hill Pkwy
Attn: Corporate Actions Dept.       100 Williams Street, Lower Galleria       East Rutherford, NJ 07073
                                    New York, NY 10038                        Attn: Corporate Actions



                                  By Facsimile
                        (for eligible institutions only)
                                 (201) 528-2733


         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

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                         DESCRIPTION OF SHARES TENDERED
                       (USE ADDITIONAL SHEET IF NECESSARY)
--------------------------------------------------------------------------------------------------------------------------------
                               Name* and Address**                                 Certificate       Common         Number of
                               of Registered Owner                                   Numbers*         Stock         Shares***
------------------------------------------------------------------------------------------------ -------------- ----------------

                                                                                ---------------- -------------- ----------------

                                                                                ---------------- -------------- ----------------

                                                                                ---------------- -------------- ----------------

                                                                                ---------------- -------------- ----------------

                                                                                ---------------- -------------- ----------------

                                                                                ---------------- -------------- ----------------

                                                                                ---------------- -------------- ----------------

                                                                                                 Total:         Total:
--------------------------------------------------------------------------------------------------------------------------------
*    Name(s) should be exactly as name(s) appears on the stock certificate.
     Check will be payable to this name unless Special Payment Instructions are completed.

**   Address should be current address to which check is to be sent, unless
     Special Delivery Instructions are completed.

*** Since this Offer is open only to odd-lot shareholders tendering all shares beneficially owned by them, it will be assumed that all Shares evidenced by certificates accompanied by this Letter of Transmittal are being tendered.

--------------------------------------------------------------------------------------------------------------------------------

This Letter of Transmittal is to be used only if certificates are to be forwarded herewith (or you have lost your certificates). If you have questions regarding your eligibility to participate in the Offer, please contact Alpine fiduciary Services, Inc., our Depositary, at (877) 282-1168 (toll free). All other questions should be directed to Georgeson Shareholder, our Information Agent, at (212) 440-9800 (toll free: (888) 679-2897).

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Horizon Group Properties, Inc., a Maryland corporation ("Horizon"), the enclosed and/or below-described shares of its common stock (the "Shares") pursuant to Horizon's offer to purchase Shares at $5.00 per Share, net to the seller in cash, upon the terms and subject to the conditions of the Offer to Purchase dated October 3, 2003 (the "Offer to Purchase"), of which the undersigned acknowledges receipt, and this Letter of Transmittal (which together with the Offer to Purchase constitute the "Offer").

Subject to, and effective upon, acceptance for payment of any or all of the Shares tendered with this Letter, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Horizon all right, title and interest in and to all the Shares that are being tendered hereby that are accepted for payment and all distributions and rights in respect to such shares after the date hereof. The undersigned has read and agrees to all terms and conditions of the Offer. Horizon's acceptance of any Shares from the undersigned will constitute a binding agreement between the undersigned and Horizon upon the terms and subject to the conditions of the Offer. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned hereby irrevocably constitutes and appoints the depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to the Shares, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, to (a) deliver certificates for the Shares, together, in any case, with all accompanying evidences of transfer and authenticity, to or upon the order of Horizon upon receipt by the depositary, as the undersigned's agent of the purchase price with respect to the Shares, (b) present certificates for the Shares for cancellation and transfer on the books of Horizon, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Shares, all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that the undersigned was the beneficial owner as of the close of business on September 26, 2003, and will continue to be the beneficial owner as of the expiration date, of an aggregate of 20 or fewer Shares, all of which are being tendered. The undersigned further represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby, that when any of such Shares are accepted for payment by Horizon, Horizon will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that none of the Shares will be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the depositary or Horizon to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

The undersigned hereby represents that the undersigned holds a net-long position in our common stock equal to the number of tendered Shares and that the undersigned owns the tendered Shares free and clear of any liens or other encumbrances. The undersigned recognizes that it is a violation of federal securities laws for anyone to tender Shares unless, at the time of tender and at the expiration date (including any extensions), the tendering person (1) has a net-long position equal to or greater than the number of Shares tendered and (2) will deliver, or cause to be delivered, the Shares in accordance with the terms of the tender offer.

The undersigned recognizes that Horizon may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered. The undersigned also recognizes that Horizon reserves the right to reject any and all tenders of any Shares that Horizon determines are not in proper form or are made by persons not eligible to participate in the Offer.

Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased, and accompanying documents, as appropriate, to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares in the name(s) of, and mail said check to, the person(s) so indicated.

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           SPECIAL PAYMENT                           SPECIAL DELIVERY
            INSTRUCTIONS                               INSTRUCTIONS

To be completed ONLY if the check for     To be completed ONLY if the check for
the purchase price of Shares purchased    purchase price of Shares purchased to
is to be issued in the name of someone    be mailed to someone other than the
other than the registered owner           undersigned at an address other than
appealing on the label.                   that shown below the undersigned
                                          signature(s).

Issue check to:                           Mail check to:

Name:_________________________________    Name:_________________________________
              (Please Print)                            (Please Print)

______________________________________    Address:______________________________


______________________________________            ______________________________
          (Include Zip Code)

______________________________________            ______________________________
                                                        (Include Zip Code)

______________________________________            ______________________________
  (Taxpayer Identification or Social
           Security Number)
                                                  ______________________________
                                                   (Taxpayer Identification or
                                                      Social Security Number)

(Such person(s) must properly complete            (Such person(s) must properly
the Form W-9 herein, a Form W-8BEN, a             complete the Form W-9 herein,
Form W-8ECI or a Form W-8IMY, as                  a Form W-8BEN, a Form W-8ECI
applicable)                                       or a Form W-8IMY, as
                                                  applicable)

If this section applies, you must have            If this section applies,
your signature guaranteed. See                    you must have your signature
"Guarantee of Signature(s)" on the                guaranteed. See "Guarantee of
following page.                                   Signature(s)" on the following
                                                  page.
--------------------------------------------------------------------------------

AFFIDAVIT FOR LOST STOCK CERTIFICATE(S) OF HORIZON GROUP PROPERTIES, INC.

By signing this Letter of Transmittal Form, I agree to the following: I am the lawful owner of the shares described on the front of this Letter of Transmittal. My missing certificate(s) has not been endorsed, cashed, negotiated, transferred, assigned or otherwise disposed of. I have made a diligent search for the certificate(s) and have been unable to find it and make this Affidavit for the purpose of inducing the cancellation and replacement or liquidation of the certificate(s)and the purchase of the shares represented thereby without the surrender of the certificate(s), and hereby agree to surrender the certificate(s) for cancellation should I, at any time find the certificate(s). I, hereby agree, for myself, my heirs, assigns and personal representatives, that in consideration of the proceeds of the sale or the replacement of the shares represented by the certificate(s) to completely indemnify, protect and hold harmless Travelers Casualty & Surety Company, Horizon Group Properties, Inc., American Stock Transfer, Inc., Georgeson Shareholder Communications, Inc. and any other party to the transaction (the "Obligees"), from and against all losses, damages and costs, including court costs and attorneys' fees, which they may be subject to or liable for in respect of the cancellation and replacement of the certificate(s). The rights accruing to the Obligees under the preceding sentence shall not be limited by the negligence, inadvertence, accident, oversight or breach of any duty or obligation on the part of the Obligees or their respective officers, employees and agents or their failure to inquire into, contest, or litigate any claim, whenever such negligence, inadvertence, accident, oversight, breach or failure may occur or have occurred. I agree that this Affidavit is delivered to accompany a bond of indemnity #001S101123628BCM underwritten by Travelers Casualty & Surety Company of America to protect the foregoing Obligees.

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                               IMPORTANT SIGN HERE

This Letter of Transmittal must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

IF THE SIGNATURE APPEARING BELOW IS NOT OF THE REGISTERED HOLDER(S), THEN THE REGISTERED HOLDER(S) MUST SIGN A PROXY, WHICH SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. THE CONSENT PROXY SHOULD ACCOMPANY THIS LETTER OF TRANSMITTAL.

X_______________________________________________________________________________

X_______________________________________________________________________________
                Signature(s) of Owner(s) or Authorized Signatory

Dated:__________________________, 2003


Name(s):________________________________________________________________________

________________________________________________________________________________
                                 (Please Print)

Capacity:_______________________________________________________________________

Address:________________________________________________________________________
                              (Including Zip Code)

Area Code and Telephone No.:____________________________________________________

Tax Identification or Social Security No.:______________________________________

           IMPORTANT: COMPLETE FORM W-9 HEREIN OR APPLICABLE FORM W-8


                            GUARANTEE OF SIGNATURE(S)
                         (SEE INSTRUCTION 1 AND 5 BELOW)

________________________________________________________________________________
             (Name of Eligible Institution Guaranteeing Signatures)

________________________________________________________________________________
               (Address (including zip code) and Telephone Number
                         (including area code) of Firm)

________________________________________________________________________________
                             (Authorized Signature)

________________________________________________________________________________
                                     (Title)

Date:__________________, 2003

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                                       50

                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith and such holder(s) have not completed the box entitled "Special Payment Instructions or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if the Shares are tendered for the account of an eligible institution. All other signatures on this Letter of Transmittal must be guaranteed by a firm that is an eligible institution because it is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank, a trust company, a savings bank, a savings and loan association or a credit union which has membership in an approved signature guarantee medallion program.

2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal is to be used if certificates are to be forwarded herewith. Certificates evidencing all physically tendered Shares, as well as a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the depositary prior to the expiration date (as defined in the Offer to Purchase). If certificates are forwarded to the depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

The method of delivery of this Letter of Transmittal, certificate(s) and all other required documents is at the option and risk of the tendering shareholder, and the delivery will be deemed made only when actually received by the depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted. By execution of this Letter of Transmittal, all tendering shareholders waive any right to receive any notice of the acceptance of their Shares for payment.

3. LOST, DESTROYED OR STOLEN CERTIFICATES. If you have lost, misplaced or destroyed your certificates for all or part of your shares, you may participate in the offer by properly completing, executing and returning this Letter of Transmittal any other documents required by this Letter of Transmittal. If the depositary receives an executed Letter of Transmittal without shares presented, the unpresented shares will be deemed lost and your signature on the Letter of Transmittal will acknowledge that you agree to the terms and conditions of the offer and the affidavit described in this Letter of Transmittal. All required documents must be received by the depositary prior to the expiration date (as defined in the Offer to Purchase).

The method of delivery of this Letter of Transmittal) and all other required documents is at the option and risk of the tendering shareholder, and the delivery will be deemed made only when actually received by the depositary. Sufficient time should be allowed to ensure timely delivery.

4. INADEQUATE SPACE. If the space provided in any part of this Letter of Transmittal is inadequate, any further information may be listed on a separate schedule and attached hereto.

5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWER AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

If any Shares tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on such certificate(s) and stock powers must be guaranteed by an eligible institution.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Horizon of such persons authority so to act must be submitted.

6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Horizon will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to Horizon of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the certificates evidencing the Shares tendered hereby.

7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered herewith is to be issued in the name of a person other than the person(s) signing this Letter of Transmittal or if such check is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than the address of the registered holder, the appropriate sections of this Letter of Transmittal entitled "Special Payment Instructions" and/or "Special Delivery Instructions" must be completed.

8. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to Georgeson Shareholder, the Information Agent, at (212) 440-9800 (toll free: (888) 679-2897). Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials should be directed to the Information Agent and copies will be furnished promptly at Horizon's expense. Stockholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning this Offer.

9. TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Each tendering stockholder is required to provide the depositary with the stockholder's correct taxpayer identification number ("TIN"), generally the stockholder's social security or federal employee identification number, on Form W-9, which is provided under "Important Tax Information" below, or alternatively, to establish another basis for exemption from backup withholding. A stockholder must cross out item (2) in the Certification box on Form W-9 if the stockholder is subject to backup withholding. In addition to potential penalties, failure to provide the correct information on the form may subject the tendering stockholder to 28% federal income tax backup withholding on the payments made to the stockholder or other payee with respect to Shares purchased pursuant to the Offer. A stockholder shall write "applied for" in the space provided in Part I of the form and complete the attached Certificate of Awaiting Taxpayer Identification Number if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. In such case, the depositary will withhold 28% of all such payments until a TIN is provided to the depositary, and if the depositary is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service. A stockholder who writes "applied for" in Part I in lieu of furnishing his or her TIN should furnish his or her TIN as soon as it is received. A tendering stockholder that is not a United States person may qualify as exempt from backup withholding tax by submitting to the depositary a properly completed Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (which the depositary will provide upon request) signed under penalty of perjury, attesting to that stockholder's exempt status.

10. IRREGULARITIES. All questions as to the purchase price, the form of the documents, and the validity, eligibility, including time of receipt, and acceptance of any tender of Shares will be determined by Horizon, in its sole discretion, and its determination shall be final and binding. Horizon reserves the absolute right to reject any or all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of Horizon's counsel, be unlawful. Except as otherwise provided in the Offer to Purchase, Horizon also reserves the absolute right to waive any of the conditions to the offer or any defect or irregularity in any tender of Shares and Horizon's interpretation of the terms and conditions of the Offer, including these instructions, shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Horizon shall determine. None of Horizon, the depositary, or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION
         Under U.S. federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the depositary with such stockholder's correct TIN on the Form W-9 herein or otherwise establish a basis for exemption from backup withholding. If the stockholder is an individual, the TIN is his or her social security number. If the depositary is not provided with the correct TIN or an adequate basis for exemption, payment made to the stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding and the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service.

Certain stockholders, including, among others, corporations and certain foreign persons, are not subject to these backup withholding and reporting requirements. Exempt stockholders should indicate their exempt status on Form W-9. A foreign person may qualify as an exempt recipient, by submitting to the depositary a properly completed Internal Revenue Service Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable, instead of a Form W 9, signed under penalties of perjury, attesting to that stockholder's exempt status. A Form W-8BEN, Form W-8ECI or Form W 8IMY, as applicable can be obtained from the depositary. See the "Internal Revenue Service Form W 9 -- Request For Taxpayer Identification Number and Certification" below for additional instructions. Stockholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

If backup withholding applies, the depositary is required to withhold 28% of any payments paid to the stockholder or other payee. Backup withholding is not an additional federal income tax. If the required information is furnished to the Internal Revenue Service in a timely manner, the federal income tax liability of persons subject to backup withholding may be reduced by the amount of tax withheld, and, if withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF FORM W-9

To prevent backup withholding on any payments with respect to Shares purchased pursuant to the Offer, the stockholder is required to provide the depositary with (1) the stockholder's correct TIN by completing the form below, certifying
(x) that the TIN provided on Form W-9 is correct, or that the stockholder is awaiting a TIN, (y) and that (A) the stockholder is exempt from backup withholding, (B) the stockholder has not been notified by the Internal Revenue Service that the stockholder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding, and (z) that the stockholder is a U.S. person (including a U.S. resident alien), or (2) if applicable, an adequate basis for exemption.

WHAT NUMBER TO GIVE THE DEPOSITARY

The stockholder is required to give the depositary the TIN (e.g., social security number or employer identification number) of the registered stockholder. If the Shares are held in more than one name or are not held in the name of the actual owner, consult the "Internal Revenue Service Form W 9 -- Request For Taxpayer Identification Number and Certification" below for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part 1, sign and date the Form W-9, and complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that "Applied For" is written in Part 1 and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 28% on all payments made prior to the time a properly certified TIN is provided to the Depositary and if the Depositary is not provided with a TIN within 60 days following such payment, such amounts will be paid over to the Internal Revenue Service.

Form W-9
(Rev. January 2003)
                                                                   REQUEST FOR TAXPAYER                            GIVE FORM TO THE
Department of the Treasury                               IDENTIFICATION NUMBER AND CERTIFICATION                   REQUESTER. DO NOT
Internal Revenue Service                                                                                            SEND TO THE IRS.
------------------------------------------------------------------------------------------------------------------------------------
                                  PRINT OR TYPE
                      See SPECIFIC INSTRUCTIONS on page 2.
------------------------------------------------------------------------------------------------------------------------------------
           Name
------------------------------------------------------------------------------------------------------------------------------------
           Business name, if different from above
------------------------------------------------------------------------------------------------------------------------------------
                                         Individual/                                                             Exempt from backup
           Check appropriate box:    [ ] Sole proprietor      [ ] Corporation  [ ] Partnership  [ ]Other -   [ ] withholding
------------------------------------------------------------------------------------------------------------------------------------
           Address (number, street, and apt. or suite no.)                                  Requester's name and Address (optional)
------------------------------------------------------------------------------------------------------------------------------------
           City, state, and ZIP code
------------------------------------------------------------------------------------------------------------------------------------
           List account number(s) here (optional)
------------------------------------------------------------------------------------------------------------------------------------
PART I     TAXPAYER IDENTIFICATION NUMBER (TIN)
------------------------------------------------------------------------------------------------------------------------------------
Enter your TIN in the appropriate box. For individuals, this is your social number (SSN).                    SOCIAL SECURITY NUMBER
HOWEVER, FOR A RESIDENT ALIEN, SOLE PROPRIETOR, OR DISREGARDED ENTITY, SEE THE PART I INSTRUCTIONS ON
PAGE 3. For other entities, it is your employer identification number (EIN) If you do not have a number,           ---/--/----
see HOW TO GET A TIN on page 3.

NOTE: If the account is in more than one name, see the chart on page 4 for                            EMPLOYER IDENTIFICATION NUMBER
guidelines on whose number to enter
                                                                                                            - -/ - - - - - - -



PART II      CERTIFICATION
--------------------------------------------------------------------------------
Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND

2. I am not subject to backup withholding because: (A) I am exempt from backup withholding, or (B) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the IRS has notified me that I am no longer subject to backup withholding, AND

3.   I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 4.)
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SIGN HERE    SIGNATURE OF
             U.S. PERSON -                                      DATE:
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PURPOSE OF FORM

A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

U.S. PERSON. Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

     1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

     2.   Certify that you are not subject to backup withholding, or

     3. Claim exemption from backup withholding if you are a U.S. exempt payee.

NOTE: If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

FOREIGN PERSON. If you are a foreign person, use the appropriate Form W-8 (see PUB. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

NONRESIDENT ALIEN WHO BECOMES A RESIDENT ALIEN. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S.

tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement that specifies the following five items:

     1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

     2.   The treaty article addressing the income.

     3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

     4. The type and amount of income that qualifies for the exemption from tax.

     5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

EXAMPLE. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years.

However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

     If you are a NONRESIDENT ALIEN OR A FOREIGN ENTITY not subject to backup withholding, give the requester the appropriate completed Form W-8.

WHAT IS BACKUP WITHHOLDING? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 30% of such payments (29% AFTER December 31, 2003; 28% AFTER December 31, 2005). This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will NOT be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

PAYMENTS YOU RECEIVE WILL BE SUBJECT TO BACKUP WITHHOLDING IF:

     1.   You do not furnish your TIN to the requester, or

     2. You do not certify your TIN when required (see the Part II instructions on page 4 for details), or

     3.   The IRS tells the requester that you furnished an incorrect TIN, or

     4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

     5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

          Certain payees and payments are exempt from backup withholding. See the instructions below and the separate INSTRUCTIONS FOR THE REQUESTER OF FORM W-9.

PENALTIES

FAILURE TO FURNISH TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

MISUSE OF TINS. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS

NAME
If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

     If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

SOLE PROPRIETOR. Enter your INDIVIDUAL name as shown on your social security card on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.

LIMITED LIABILITY COMPANY (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, ENTER THE OWNER'S NAME ON THE "NAME" LINE. Enter the LLC's name on the "Business name" line.

OTHER ENTITIES. Enter your business name as shown on required Federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

NOTE: You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

EXEMPT FROM BACKUP WITHHOLDING

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the "Exempt from backup withholding" box in the line following the business name, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

NOTE: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

EXEMPT PAYEES. Backup withholding is NOT REQUIRED on any payments made to the following payees:

     1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);

     2.   The United States or any of its agencies or instrumentalities;

     3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

     4. A foreign government or any of its political subdivisions, agencies, or instrumentalities; or

     5. An international organization or any of its agencies or instrumentalities. Other payees that MAY BE EXEMPT from backup withholding include:

     6.   A corporation;

     7.   A foreign central bank of issue;

     8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

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

     9. A futures commission merchant registered with the Commodity Futures Trading Commission;

     10.  A real estate investment trust;

     11. An entity registered at all times during the tax year under the Investment Company Act of 1940;

     12.  A common trust fund operated by a bank under section 584(a);

     13.  A financial institution;

     14. A middleman known in the investment community as a nominee or custodian; or

     15.  A trust exempt from tax under section 664 or described in section
          4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

------------------------------------ ----------------------------------
IF THE PAYMENT IS FOR . . .          THEN THE PAYMENT IS EXEMPT FOR .
                                     . .
------------------------------------ ----------------------------------
Interest and dividend payments       All exempt recipients except
                                     FOR 9
------------------------------------ ----------------------------------
Broker transactions                  Exempt recipients 1 through 13.
                                     Also, a person registered under
                                     the Investment Advisers Act of
                                     1940 who regularly acts as a
                                     broker
------------------------------------ ----------------------------------
Barter exchange transactions and     Exempt recipients 1 through 5
patronage dividends
------------------------------------ ----------------------------------
Payments over $600 required to be    Generally, exempt recipients 1
reported and direct sales over       through 7(2)
$5,0001
------------------------------------ ----------------------------------

1  See FORM 1020-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1020-MISC are NOT EXEMPT from backup withholding: medical and health care payments, attorneys' fees; and payments for services paid by a Federal executive agency.

PART I. TAXPAYER IDENTIFICATION NUMBER (TIN)

ENTER YOUR TIN IN THE APPROPRIATE BOX. If you are a RESIDENT ALIEN and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see HOW TO GET A TIN below.

     If you are a SOLE PROPRIETOR and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-owner LLC that is disregarded as an entity separate from its owner (see LIMITED LIABILITY COMPANY (LLC) on page 2), enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity's EIN.

NOTE: See the chart on page 4 for further clarification of name and TIN combinations.

HOW TO GET A TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get FORM SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at WWW.SSA.GOV/ONLINE/SS5.HTML. You may also get this form by calling 1-800-772-1213. Use FORM W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or FORM SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at WWW.IRS.GOV.

If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

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

NOTE: Writing "Applied For" means that you have already applied for a TIN OR that you intend to apply for one soon.

CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.


PART II. CERTIFICATION
To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 3, and 5 below indicate otherwise.

     For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see EXEMPT FROM BACKUP WITHHOLDING on page 2.

SIGNATURE REQUIREMENTS. Complete the certification as indicated in 1 through 5 below.

     1. INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983. You must give your correct TIN, but you do not have to sign the certification.

     2. INTEREST, DIVIDEND, BROKER, AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

     3. REAL ESTATE TRANSACTIONS. You must sign the certification. You may cross out item 2 of the certification.

     4. OTHER PAYMENTS. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

     5. MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CANCELLATION OF DEBT, QUALIFIED TUITION PROGRAM PAYMENTS (UNDER SECTION 529), IRA OR ARCHER MSA CONTRIBUTIONS OR DISTRIBUTIONS, AND PENSION DISTRIBUTIONS. You must give your correct TIN, but you do not have to sign the certification.

WHAT NAME AND NUMBER TO GIVE THE REQUESTER
-----------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:               GIVE NAME AND SSN OF:
--------------------------------------- -------------------------------
1.  Individual                          The individual

2.  Two or more individuals             The actual owner account or, if combined
    (joint account)                     funds, the first individual on the
                                        account (1)

3.  Custodian account of a minor        The minor (2)
    (Uniform Gift to Minors Act)

4.   a. The usual revocable savings     The grantor-trustee (1)
        (grantor is also trustee)

     b.  So-called trust account that   The actual owner (1)
         is not a legal or valid
         trust under state law

5.  Sole proprietorship or              The owner (3)
    single-owner LLC

--------------------------------------- -------------------------------
FOR THIS TYPE OF ACCOUNT:               GIVE NAME AND EIN OF:
--------------------------------------- -------------------------------
6.  Sole proprietorship or              The owner (3)
    single-owner LLC

7.  A valid trust, estate, or           Legal entity (4)
    pension trust

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

8.  Corporate or LLC electing           The corporation
    corporate status on Form 8832

9.  Association, club, religious,       The organization
    charitable, educational, or
    other tax-exempt organization

10. Partnership or multi-member LLC     The partnership

11. A broker or registered nominee      The broker or nominee

12. Account with the Department of      The public entity
    Agriculture in the name of a
    public entity (such as a state
    or local government, school
    district, or prison) that
    receives agricultural program
    payments
--------------------------------------- -------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's SSN.

(3) YOU MUST SHOW YOUR INDIVIDUAL NAME, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one). 4 List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

--------------------------------------------------------------------------------
PRIVACY ACT NOTICE

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

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

       YOU SHOULD COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED
                           FOR" IN PART 1 OF FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
--------------------------------------------------------------------------------
I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Officer or (2) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in part II of the Form W-9 (and the fact that I have completed the Certificate of Awaiting Taxpayer Identification Number), if I fail to provide a Taxpayer Identification Number to the Depositary by the time of payment, 30% of all reportable payments made to me thereafter will be withheld, and if I fail to provide a certified Taxpayer Identification Number to the Depositary within sixty (60) days, such amounts will be paid over to the Internal Revenue Service.
--------------------------------------------------------------------------------

SIGNATURE ______________________________             DATE ___________ ___, 2003



     NOTE: FAILURE TO COMPLETE AND RETURN THE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE "INTERNAL REVENUE SERVICE" FORM W-9-REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION ABOVE FOR ADDITIONAL DETAILS.

                                       60